UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): March 2, 2004


                        COMDISCO HOLDING COMPANY, INC.
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            (Exact Name of Registrant as Specified in its Charter)


         DELAWARE                        000-499-68             54-2066534
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(State or Other Jurisdiction   (Commission File Number)     (IRS Employer
  of Incorporation)                                         Identification No.)


6111 NORTH RIVER ROAD, ROSEMONT, ILLINOIS                         60018
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  (Address of Principal Executive Offices)                      (Zip Code)


Registrant's telephone number, including area code:        (847) 698-3000
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                                      N/A
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         (Former Name or Former Address, if Changed Since Last Report)



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Item 9.  Regulation FD Disclosure.

         Comdisco Holding Company, Inc. (the "Company") has prepared a Report to Stakeholders and is currently in the process of distributing the Report to Stakeholders to holders of its common stock and contingent distribution rights, holders of disputed claims remaining in the bankruptcy and certain other interested parties. The Report to Stakeholders includes (i) a letter from Ronald C. Mishler, the Company's Chairman, Chief Executive Officer and President, dated March 2, 2004, (ii) the Motion for an Order in Furtherance of the First Amended Joint Plan of Reorganization of Comdisco, Inc. and its Affiliates Seeking Authority to Complete the Administration of the Reorganized Debtors' Reorganization Plan and Chapter 11 Cases, filed with the United States Bankruptcy Court for the Northern District of Illinois, Eastern Division on February 17, 2004 (a copy of which was furnished to the Securities and Exchange Commission with a Current Report on Form 8-K dated February 17,
2004), (iii) the Company's Quarterly Report on Form 10-Q for the fiscal quarter ended December 31, 2003 and (iv) the Company's Annual Report on Form 10-K for the fiscal year ended September 30, 2003. A copy of the letter referred to in clause (i) is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein solely for purposes of this Item 9 disclosure.

         The letter referred to in clause (i) above contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 (the "Securities Act") and Section 21E of the Securities Exchange Act of 1934 (the "Exchange Act"), and the Company intends that such forward-looking statements be subject to the safe harbors created thereby. These forward-looking statements are not historical facts, but rather are predictions and generally can be identified by use of statements that include phrases such as "believe," "expect," "anticipate," "estimate," "intend," "plan," "foresee," "looking ahead," "is confident," "should be," "will," "predicted," "likely" or other words or phrases of similar import. Similarly, statements that describe or contain information related to matters such as the Company's intent, belief, or expectation with respect to financial performance, claims resolution under the Plan of Reorganization, cash availability and cost-cutting measures are forward-looking statements. These forward-looking statements often reflect a number of assumptions and involve known and unknown risks, uncertainties and other factors that could cause the Company's actual results to differ materially from those currently anticipated in these forward-looking statements. In light of these risks and uncertainties, the forward-looking events might or might not occur, which may affect the accuracy of forward-looking statements and cause the actual results of the Company to be materially different from any future results expressed or implied by such forward-looking statements. Certain factors that could cause actual results to differ materially from these forward-looking statements are listed from time to time in the Company's Securities and Exchange Commission reports, including, but not limited to, the report on Form 10-K for the fiscal year ended September 30, 2003 and the report on Form 10-Q for the fiscal quarter ended December 31, 2003. The Company disclaims any intention or obligation to update or revise any forward-looking statements whether as a result of new information, future events or otherwise.

         The information in this Current Report on Form 8-K, including Exhibit 99.1, is being furnished and shall not be deemed "filed" for purposes of
Section 18 of the Exchange Act, or otherwise subject to the liabilities under that Section. In addition, the information in this Current Report on Form 8-K, including Exhibit 99.1, shall not be incorporated by reference into the filings of the Company under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

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                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         COMDISCO HOLDING COMPANY, INC.


Dated: March 2, 2004                     By: /s/ Robert E. T. Lackey
                                             --------------------------------
                                         Name:  Robert E. T. Lackey
                                         Title: Executive Vice President,
                                                Legal Officer and Secretary


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                                 EXHIBIT INDEX


Exhibit No.       Description
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    99.1          Letter, dated March 2, 2004